Regulatory Matters (Reconciliation of GAAP Capital and Regulatory Capital) (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Regulatory Matters [Abstract]
GAAP Capital	$ 19,575	$ 19,339
Pension liability, net of deferred taxes	372	423
Unrealized (gain) loss on securities available for sale, net of deferred taxes	(483)	(441)
Tier I and tangible capital	19,464	19,321
General valuation allowance	967	822
Total Regulatory Capital	$ 20,431	$ 20,143